SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 25, 2005
                         Commission File No.: 000-28375

                            SILVERADO FINANCIAL INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                                        86-0824125
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)



                      5976 W. Las Positas Blvd., Suite 116
                              Pleasanton , CA 94588
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                    (Address of principal executive offices)

                                 (925) 227-1500
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                            (Issuer telephone number)

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                   (Former name, if changed since last report)

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                 (Former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act
   (17 CFR 240.13e-4(c))


Changes in Certifying Accountant

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On January 25, 2005, the Company  terminated its principal  accountant,  Epstein
Weber Conover, CPA, P.C. of Scottsdale, Arizona. The Company had no disagreements with Epstein Weber Conover, CPA, P.C. during the years ended December 31, 2004.


On January 25, 2005, the Company engaged Sallman Yang & Alameda, CPA, Certified Public Accountants of Pleasanton, California as its new Certifying Accountant. The Company did not have any consulting arrangements with Epstein, Weber & Conover, P.L.C., Certified Public Accountants prior to their appointment.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Silverado Financial Inc.
                                               By:  /s/ John Hartman
February 3, 2005                              ----------------------------
                                                        John Hartman
                                                        President